UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2010
Endurance Specialty Holdings Ltd.
(Exact name of Registrant as specified in its charter)

Bermuda	1-31599	98-032908

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone Number, including area code: (441) 278-0440
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Underwriting Agreement
     On March 23, 2010, Endurance Specialty Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $85,000,000 aggregate principal amount of its 7.00% Senior Notes due 2034 (the “Senior Notes”). The Underwriting Agreement contains representations, covenants and closing conditions that the Company believes are usual and customary for underwriting agreements relating to underwritten offerings of unsecured senior notes.
     The closing of the sale of the Senior Notes occurred on March 26, 2010. The Senior Notes were registered under the Securities Act of 1933, as amended. The net proceeds from the offering of the Notes, after deducting underwriting discounts and commissions and estimated offering expenses, were approximately $79,785,850 and will be used for general corporate purposes.
     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.
Third Supplemental Indenture
     The Senior Notes are governed by an Indenture, dated as of July 15, 2004 (previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed on July 15, 2004), between the Company and The Bank of New York Mellon, formerly known as the Bank of New York, as Trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of July 15, 2004 (previously filed as Exhibit 4.2 to the Current Report on Form 8-K filed on July 15, 2004), and as further supplemented by the Third Supplemental Indenture, dated as of March 26, 2010 (the “Third Supplemental Indenture”).
     The Senior Notes are unsecured senior obligations of the Company and will rank equally in right of payment with all of our other unsecured senior debt securities from time to time outstanding. The Senior Notes will constitute a single series of senior notes with the outstanding 7.00% Senior Notes due 2034 issued on July 15, 2004 in an aggregate principal amount of $250,000,000. The Senior Notes will bear interest from January 15, 2010 at 7.00% per annum, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2010. The Senior Notes have no sinking fund or mandatory redemption. The Company may redeem the Senior Notes in whole at any time or in part from time to time at a redemption price equal to the greater of the principal amount of the Senior Notes or a make-whole price, plus accrued and unpaid interest.
     A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant
     See the description regarding the Company’s issuance and sale of the Senior Notes contained in Item 1.01 above, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     In connection with the offering of the Senior Notes, the Company is filing certain exhibits as part of this Form 8-K that are incorporated by reference in the registration statement related to the Senior Notes.
     (d) Exhibits.

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, by and between Endurance Specialty Holdings Ltd. and Banc of America Securities LLC, as representative of the several underwriters named therein, dated March 23, 2010.

Exhibit
Number	Description
Exhibit 4.1	Third Supplemental Indenture, by and between Endurance Specialty Holdings Ltd. and The Bank of New York Mellon, formerly known as the Bank of New York, dated March 26, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
/s/ John V. Del Col
John V. Del Col
General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, by and between Endurance Specialty Holdings Ltd. and Banc of America Securities LLC, as representative of the several underwriters named therein, dated March 23, 2010.

Exhibit 4.1	Third Supplemental Indenture, by and between Endurance Specialty Holdings Ltd. and The Bank of New York Mellon, formerly known as the Bank of New York, dated March 26, 2010.